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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                       ________________________________

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: April 12, 2001
                       (Date of earliest event reported)

                       ________________________________

                              ASCONI CORPORATION
            (Exact name of registrant as specified in its charter)

                       ________________________________


             Nevada                       0-23712                 91-1395124
 (State or other jurisdiction of  (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)


                     160 International Parkway, Suite 280
                           Heathrow, Florida 32746
              (Address of principal executive offices, zip code)

                                (407) 833-8000
             (Registrant's telephone number, including area code)


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     This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the Registrant on April 19, 2001 (the "Initial Report").

Item 2.   Acquisition or Disposition of Assets
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     On April 12, 2001, the Company through its wholly owned British Virgin
Islands subsidiary acquired all of the issued and outstanding shares of Asconi Ltd., a Republic of Moldova corporation for 11,550,000 post reverse split shares of its common stock. Asconi Ltd. is a vintner operating principally in the Republic of Moldova. It currently operates one winery, two bottling operations, and produces approximately 200 different wines. Asconi Ltd. currently markets its products in Moldova and exports to Russia, Byelorussia, the Ukraine, Kazakhstare, Kirgiztan and the Baltic Republic. It has recently opened a market for its products in Germany, Romania and the Czech Republic. In addition to wines, Asconi Ltd. also produces high quality Cognacs.

Item 7.   Financial Statements and Exhibits.
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     (a)  Financial Statements of Business Acquired.

          Report of Independent Auditors
          Consolidated Statement of Financial Position
          Consolidated Statements of Operations and Comprehensive Income Consolidated Statements of Changes in Members' Equity Consolidated Statements of Cash Flows Notes to Consolidated Financial Statements

     (b)  Pro Forma Financial Information.

          Unaudited Pro Forma Consolidated Balance Sheet
          Unaudited Pro Forma Consolidated Statement of Operations for the
            twelve-month period ended December 31, 2000
          Unaudited Pro Forma Consolidated Statement of Operations for the three-month period ended March 31, 2001

     (c)  Exhibits.

          Exhibit
            No.     Description of Exhibit
          -------   ----------------------

          2.1 Exchange Agreement, dated April 12, 2001, among Asconi Corporation (formerly, Grand Slam Treasures, Inc.), Asconi Holdings Limited and Asconi Ltd. (Filed as Exhibit 1 to the Initial Report.)


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                                Signature Page

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ASCONI CORPORATION



Date: July 31, 2001                       By: /s/ Constantin Jitaru
                                             ---------------------------------
                                              Constantin Jitaru
                                              Chairman of the Board and Chief
                                                Executive Officer

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